TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2022 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES—105.4% of Net Assets
ASSET-BACKED SECURITIES—17.3%
Allegro CLO XII, Ltd. (20-1A-B) 4.43% (3 mo. USD LIBOR + 1.700%)(1),(2)	01/21/32	$475,000	$454,100
Allegro CLO XIII, Ltd. (21-1A-B) 4.41% (3 mo. USD LIBOR + 1.700%)(1),(2)	07/20/34	650,000	610,545
AMSR Trust (20-SFR1-I) 8.19%(1)	04/17/37	685,000	664,330
AMSR Trust (20-SFR2-F) 5.25%(1)	07/17/37	1,375,000	1,309,562
AMSR Trust (20-SFR3-E1) 2.56%(1)	09/17/37	1,000,000	899,252
Apidos CLO XXXVII (21-37A-B) 4.36% (3 mo. USD LIBOR + 1.600%)(1),(2)	10/22/34	725,000	676,280
Bayview Commercial Asset Trust (03-2-A) 3.95% (1 mo. USD LIBOR + 0.870%)(1),(2),(3)	12/25/33	157,025	154,829
Bayview Commercial Asset Trust (04-2-A) 3.73% (1 mo. USD LIBOR + 0.645%)(1),(2)	08/25/34	185,882	184,973
Bayview Commercial Asset Trust (04-3-A1) 3.64% (1 mo. USD LIBOR + 0.555%)(1),(2)	01/25/35	93,083	92,651
Blackrock Rainier CLO VI, Ltd. (21-6A-A) 4.41% (3 mo. USD LIBOR + 1.700%)(1),(2)	04/20/33	700,000	667,119
BMO SBA COOF Trust (19-1-A) (I/O) 1.72%(1),(4)	10/25/45	6,258,547	343,766
Carvana Auto Receivables Trust (20-P1-R) 0.00%(1),(5)	09/08/27	2,000	353,075
Carvana Auto Receivables Trust (21-N3-R) 0.00%(1),(5)	06/12/28	2,200	692,658
Carvana Auto Receivables Trust (22-N1-R) 0.00%(1),(5)	12/11/28	4,700	824,482
Carvana Auto Receivables Trust (22-P-2R) 0.00%(1),(5)	05/10/29	3,700	645,631
Carvana Auto Receivables Trust (22-P1-R) 0.00%(1),(5)	01/10/29	2,200	789,640
Carvana Auto Receivables Trust (22-P3-R) 0.00%(1),(5)	09/10/29	2,900	500,685
Cedar Funding II CLO, Ltd. (13-1A-BRR) 4.06% (3 mo. USD LIBOR + 1.350%)(1),(2)	04/20/34	700,000	640,080
Cedar Funding XII CLO, Ltd. (20-12A-A1R) 3.91% (3 mo. USD LIBOR + 1.130%)(1),(2)	10/25/34	1,375,000	1,322,007
CIFC Funding, Ltd. (18-1A-SUB) 1.00%(1),(4)	04/18/31	650,000	340,231
CIFC Funding, Ltd. (22-2A-INCB) 1.00%(1),(4)	04/19/35	685,000	591,019
CIT Education Loan Trust (07-1-A) 3.73% (3 mo. USD LIBOR + 0.090%)(1),(2)	03/25/42	446,709	422,182
COOF Securitization Trust II (15-2-A1) (I/O) 2.68%(1),(4)	08/25/41	2,955,770	200,890
CoreVest American Finance Trust (19-1-XA) (I/O) 2.44%(1),(4)	03/15/52	278,841	11,898
CoreVest American Finance Trust (20-1-A2) 2.30%(1)	03/15/50	470,000	404,421
CoreVest American Finance Trust (20-3-XA) (I/O) 3.85%(1),(4)	08/15/53	1,177,267	111,114
CoreVest American Finance Trust (20-3-XB) (I/O) 2.80%(1),(4)	08/15/53	1,650,000	197,900
Dryden 85 CLO, Ltd. (20-85A-AR) 3.66% (3 mo. USD LIBOR + 1.150%)(1),(2)	10/15/35	1,375,000	1,317,126
Eaton Vance CLO, Ltd. (20-1A-AR) 3.68% (3 mo. USD LIBOR + 1.170%)(1),(2)	10/15/34	850,000	817,802
EFS Volunteer No 2 LLC (12-1-A2) 4.43% (1 mo. USD LIBOR + 1.350%)(1),(2)	03/25/36	728,251	724,079
FirstKey Homes Trust (21-SFR3-E1) 2.99%(1)	12/17/38	1,173,000	1,001,465
Global SC Finance II SRL (14-1A-A2) 3.09%(1)	07/17/29	79,266	76,758
Goal Capital Funding Trust (06-1-B) 3.45% (3 mo. USD LIBOR + 0.450%)(2)	08/25/42	157,409	144,008
Harvest Commercial Capital Loan Trust (19-1-A) 3.29%(1),(4)	09/25/46	346,831	330,382
HPS Loan Management, Ltd. (0A-16-A1RR) 3.85% (3 mo. USD LIBOR + 1.140%)(1),(2)	04/20/34	875,000	839,113
ITE Rail Fund Levered LP (21-1A-A) 2.25%(1)	02/28/51	388,316	331,993
J.G. Wentworth XXXVIII LLC (17-1A-A) 3.99%(1)	08/16/60	194,247	176,670
Magnetite VII, Ltd. (12-7A-A1R2) 3.31% (3 mo. USD LIBOR + 0.800%)(1),(2)	01/15/28	376,087	370,092
Neuberger Berman Loan Advisers CLO, Ltd. (21-43A-A) 3.87% (3 mo. USD LIBOR + 1.130%)(1),(2)	07/17/35	800,000	769,576
North Carolina State Education Assistance Authority (11-1-A3) 3.68% (3 mo. USD LIBOR + 0.900%)(2)	10/25/41	1,071,117	1,066,290
OCP CLO, Ltd. (21-21A-B) 4.41% (3 mo. USD LIBOR + 1.700%)(1),(2)	07/20/34	400,000	376,516
OHA Credit Funding 7, Ltd. (20-7A-AR) 3.85% (SOFR + 1.300%)(1),(2)	02/24/37	1,400,000	1,345,680
Palmer Square CLO, Ltd. (18-1A-A1) 3.77% (3 mo. USD LIBOR + 1.030%)(1),(2)	04/18/31	600,000	588,108
Park Avenue Institutional Advisers CLO, Ltd. (21-1A-A2) 4.46% (3 mo. USD LIBOR + 1.750%)(1),(2)	01/20/34	420,000	388,777
Progress Residential Trust (21-SFR7-E2) 2.64%(1)	08/17/40	1,451,000	1,134,901
Progress Residential Trust (21-SFR8-G) 4.01%(1)	10/17/38	1,450,000	1,205,931
Progress Residential Trust (21-SFR9-E1) 2.81%(1)	11/17/40	1,707,000	1,363,038
Regata XII Funding, Ltd. (19-1A-BR) 4.11% (3 mo. USD LIBOR + 1.600%)(1),(2)	10/15/32	725,000	670,713
Rockford Tower CLO, Ltd. (20-1A-D) 6.46% (3 mo. USD LIBOR + 3.750%)(1),(2)	01/20/32	900,000	816,238
Santander Consumer Auto Receivables Trust (21-CA-R) 0.00%(1)(5)	06/15/28	5,500	701,107
SLC Student Loan Trust (04-1-B) 3.20% (3 mo. USD LIBOR + 0.290%)(2)	08/15/31	206,172	189,558

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2022 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
SLC Student Loan Trust (06-1-B) 3.50% (3 mo. USD LIBOR + 0.210%)(2)	03/15/55	$282,036	$260,698
SLM Student Loan Trust (04-2-B) 3.25% (3 mo. USD LIBOR + 0.470%)(2),(3)	07/25/39	246,337	228,394
SLM Student Loan Trust (05-9-B) 3.08% (3 mo. USD LIBOR + 0.300%)(2)	01/25/41	304,958	287,404
SLM Student Loan Trust (07-6-B) 3.63% (3 mo. USD LIBOR + 0.850%)(2)	04/27/43	121,726	117,595
SLM Student Loan Trust (07-7-B) 3.53% (3 mo. USD LIBOR + 0.750%)(2)	10/27/70	150,000	129,997
SLM Student Loan Trust (08-2-B) 3.98% (3 mo. USD LIBOR + 1.200%)(2)	01/25/83	225,000	189,142
SLM Student Loan Trust (08-3-B) 3.98% (3 mo. USD LIBOR + 1.200%)(2)	04/26/83	225,000	205,851
SLM Student Loan Trust (08-4-B) 4.63% (3 mo. USD LIBOR + 1.850%)(2)	04/25/73	515,000	497,214
SLM Student Loan Trust (08-5-B) 4.63% (3 mo. USD LIBOR + 1.850%)(2)	07/25/73	260,000	254,023
SLM Student Loan Trust (08-6-B) 4.63% (3 mo. USD LIBOR + 1.850%)(2)	07/26/83	225,000	211,158
SLM Student Loan Trust (08-7-B) 4.63% (3 mo. USD LIBOR + 1.850%)(2)	07/26/83	305,000	269,459
SLM Student Loan Trust (08-8-B) 5.03% (3 mo. USD LIBOR + 2.250%)(2)	10/25/75	260,000	250,499
SLM Student Loan Trust (08-9-B) 5.03% (3 mo. USD LIBOR + 2.250%)(2)	10/25/83	260,000	259,185
SLM Student Loan Trust (13-M1-M1R) 0.00%(1),(5)	10/28/29	1,000	495,339
Stratus CLO, Ltd. (21-3A) 1.00%(1),(4)	12/29/29	750,000	569,284
Structured Receivables Finance LLC (10-A-B) 7.61%(1)	01/16/46	494,536	502,813
Structured Receivables Finance LLC (10-B-B) 7.97%(1)	08/15/36	317,981	326,251
Student Loan Consolidation Center (02-2-B2) 1.65% (28 day Auction Rate)(1),(2)	07/01/42	1,050,000	969,142
Textainer Marine Containers VII, Ltd. (21-2A-A) 2.23%(1)	04/20/46	1,392,067	1,197,491
TIF Funding II LLC (21-1A-A) 1.65%(1)	02/20/46	1,319,313	1,104,585
TRESTLES CLO V, Ltd. (21-5A-A1) 3.88% (3 mo. USD LIBOR + 1.170%)(1),(2)	10/20/34	525,000	502,507
Tricon American Homes Trust (17-SFR2-E) 4.22%(1)	01/17/36	1,350,000	1,307,822

Total Asset-backed Securities (Cost: $43,497,186)			40,987,094

MORTGAGE-BACKED SECURITIES—50.0%
Commercial Mortgage-backed Securities—Agency—1.5%
Fannie Mae, Pool #AN3542 3.41%	11/01/46	1,092,648	945,529
Fannie Mae (16-M11-X2) (ACES) (I/O) 2.98%(4)	07/25/39	890,960	21,863
Fannie Mae (19-M29-X4) (ACES) (I/O) 0.70%(4)	03/25/29	7,900,000	256,894
Freddie Mac Multifamily Structured Pass Through Certificates (K032-X3) (I/O) 1.71%(4)	10/25/41	4,020,000	45,550
Freddie Mac Multifamily Structured Pass Through Certificates (K039-X3) (I/O) 2.18%(4)	08/25/42	3,110,000	134,179
Freddie Mac Multifamily Structured Pass Through Certificates (K735-X3) (I/O) 2.23%(4)	05/25/47	3,750,000	244,709
Freddie Mac Multifamily Structured Pass Through Certificates (Q013-XPT2) (I/O) 1.81%(4)	05/25/27	2,881,000	79,741
Freddie Mac Multifamily Structured Pass-Through Certificates (19-P002-X) (I/O) 1.14%(4)	07/25/33	1,295,000	110,384
Freddie Mac Multifamily Structured Pass-Through Certificates (K025-X3) (I/O) 1.81%(4)	11/25/40	4,947,402	391
Freddie Mac Multifamily Structured Pass-Through Certificates (K027-X3) (I/O) 1.76%(4)	01/25/41	4,095,000	16,197
Freddie Mac Multifamily Structured Pass-Through Certificates (K031-X1) (I/O) 0.29%(4)	04/25/23	51,463,831	36,655
Freddie Mac Multifamily Structured Pass-Through Certificates (K031-X3) (I/O) 1.72%(4)	07/25/41	4,500,000	37,964
Freddie Mac Multifamily Structured Pass-Through Certificates (K034-X1) (I/O) 0.16%(4)	07/25/23	25,750,478	14,076
Freddie Mac Multifamily Structured Pass-Through Certificates (K040-X3) (I/O) 2.11%(4)	11/25/42	4,875,000	182,213
Freddie Mac Multifamily Structured Pass-Through Certificates (K049-X3) (I/O) 1.61%(4)	10/25/43	2,330,000	91,757
Freddie Mac Multifamily Structured Pass-Through Certificates (K060-X3) (I/O) 1.96%(4)	12/25/44	2,500,000	165,275
Freddie Mac Multifamily Structured Pass-Through Certificates (K722-X1) (I/O) 1.45%(4)	03/25/23	10,886,452	21,158
Freddie Mac Multifamily Structured Pass-Through Certificates (K726-X1) (I/O) 1.04%(4)	04/25/24	9,849,964	96,576
Freddie Mac Multifamily Structured Pass-Through Certificates (K728-X3) (I/O) 2.02%(4)	11/25/45	3,455,000	138,170
Freddie Mac Multifamily Structured Pass-Through Certificates (K732-X3) (I/O) 2.24%(4)	05/25/46	2,400,000	129,675
Freddie Mac Multifamily Structured Pass-Through Certificates (KC05-X1) (I/O) 1.34%(4)	06/25/27	7,920,571	255,411
Freddie Mac Multifamily Structured Pass-Through Certificates (KIR1-X) (I/O) 1.18%(4)	03/25/26	8,269,598	250,450
Freddie Mac Multifamily Structured Pass-Through Certificates (KW01-X3) (I/O) 4.23%(4)	03/25/29	690,000	76,996

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2022 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Freddie Mac Multifamily Structured Pass-Through Certificates (Q010-XPT2) (I/O) 0.36%	08/25/24	$2,164,871	$8,676
Ginnie Mae (12-139-IO) (I/O) 0.55%(4)	02/16/53	1,146,734	18,949
Ginnie Mae (13-52-IO) (I/O) 0.09%(4)	02/16/55	6,453,323	10,237
Ginnie Mae (09-114-IO) (I/O) 0.02%(4)	10/16/49	5,038,242	235
Ginnie Mae (10-148-IO) (I/O) 0.29%(4)	09/16/50	5,063,822	51,086
Ginnie Mae (11-105-IO) (I/O) 0.00%(4)	09/16/51	3,813,350	4
Ginnie Mae (11-152-IO) (I/O) 0.03%(4)	08/16/51	1,392,221	1
Ginnie Mae (12-4-IO) (I/O) 0.00%(4)	05/16/52	3,477,350	35
Ginnie Mae (14-103-IO) (I/O) 0.19%(4)	05/16/55	2,178,280	18,656
Ginnie Mae (14-125-IO) (I/O) 0.94%(4)	11/16/54	1,692,110	48,431

Total Commercial Mortgage-backed Securities—Agency (Cost: $7,936,893)			3,508,123

Commercial Mortgage-backed Securities—Non-Agency—6.5%
BBCMS Mortgage Trust (20-BID-D) 7.45% (1 mo. USD LIBOR + 4.630%)(1),(2)	10/15/37	705,000	693,376
BCRR Trust (16-FRR3-E) 4.29% (-1 mo. USD LIBOR + 18.348%)(1),(2)	05/26/26	695,789	617,867
Benchmark Mortgage Trust (19-B14-225D) 3.40%(1),(4)	12/15/62	535,000	456,396
Benchmark Mortgage Trust (20-IG3-BXC) 3.65%(1),(4)	09/15/48	555,000	461,937
BX Trust (19-OC11-A) 3.20%(1)	12/09/41	265,000	221,486
CALI Mortgage Trust (19-101C-A) 3.96%(1)	03/10/39	495,000	438,069
Citigroup Commercial Mortgage Trust (14-GC21-XD) (I/O) 1.52%(1),(4)	05/10/47	4,702,111	88,263
Citigroup Commercial Mortgage Trust (15-GC35-XA) (I/O) 0.87%(4)	11/10/48	6,382,523	113,042
Citigroup Commercial Mortgage Trust (19-PRM-X) (I/O) 1.33%(1),(4)	05/10/36	14,000,000	261,683
COMM Mortgage Trust (12-LC4-XB) (I/O) 0.49%(1),(4)	12/10/44	16,370,822	177
COMM Mortgage Trust (13-CR11-XA) (I/O) 1.07%(4)	08/10/50	9,449,315	61,934
COMM Mortgage Trust (13-CR12-XA) (I/O) 1.24%(4)	10/10/46	8,622,437	64,039
COMM Mortgage Trust (13-LC13-XA) (I/O) 1.14%(4)	08/10/46	5,727,249	32,522
COMM Mortgage Trust (14-CR18-XA) (I/O) 1.15%(4)	07/15/47	6,104,127	77,387
COMM Mortgage Trust (14-CR21-XA) (I/O) 0.99%(4)	12/10/47	16,700,852	252,098
COMM Mortgage Trust (20-CBM-XCP) (I/O) 0.72%(1),(4)	02/10/37	5,644,863	69,391
COMM Mortgage Trust (20-CX-E) 2.77%(1),(4)	11/10/46	370,000	258,816
CSMC Trust (20-FACT-F) 8.98% (1 mo. USD LIBOR + 6.157%)(1),(2)	10/15/37	1,017,000	979,825
DBWF Mortgage Trust (16-85T-A) 3.79%(1)	12/10/36	615,000	560,174
Extended Stay America Trust (21-ESH-F) 6.52% (1 mo. USD LIBOR + 3.700%)(1),(2)	07/15/38	646,024	615,362
Grace Trust (20-GRCE-F) 2.77%(1),(4)	12/10/40	376,000	236,323
Grace Trust (20-GRCE-X) (I/O) 0.39%(1),(4)	12/10/40	10,620,000	218,276
GS Mortgage Securities Corp. Trust (20-UPTN-XA) (I/O) 0.45%(1),(4)	02/10/37	3,150,000	23,120
GS Mortgage Securities Trust (11-GC3-X) (I/O) 0.29%(1),(4)	03/10/44	544,619	5
GS Mortgage Securities Trust (12-GC6-XB) (I/O) 1.04%(1),(4),(6)	01/10/45	3,456,549	61
GS Mortgage Securities Trust (12-GCJ7-XB) (I/O) 0.15%(1),(4)	05/10/45	9,157,686	18
GS Mortgage Securities Trust (14-GC18-XB) (I/O) 0.34%(4)	01/10/47	66,563,000	170,990
GS Mortgage Securities Trust (16-GS2-XA) (I/O) 1.89%(4)	05/10/49	4,144,823	198,231
Hudson Yards Mortgage Trust (19-55HY-F) 3.04%(1),(4)	12/10/41	150,000	106,936
ILPT Trust (19-SURF-A) 4.15%(1)	02/11/41	240,000	219,075
JPMBB Commercial Mortgage Securities Trust (14-C24-XA) (I/O) 1.01%(4)	11/15/47	7,357,128	86,907
JPMBB Commercial Mortgage Securities Trust (14-C21-XA) (I/O) 1.10%(4)	08/15/47	1,548,909	19,213
JPMBB Commercial Mortgage Securities Trust (14-C23-XA) (I/O) 0.75%(4)	09/15/47	9,252,947	81,307
JPMBB Commercial Mortgage Securities Trust (15-C29-XD) (I/O) 0.50%(1),(4)	05/15/48	26,458,000	301,279
JPMCC Commercial Mortgage Securities Trust (17-JP5-XA) (I/O) 0.99%(4)	03/15/50	10,623,750	269,841
JPMorgan Chase Commercial Mortgage Securities Trust (11-C3-XB) (I/O) 0.51%(1),(4)	02/15/46	51,095,748	275,866
JPMorgan Chase Commercial Mortgage Securities Trust (12-LC9-XA) (I/O) 1.31%(4)	12/15/47	2,404,171	1,135
JPMorgan Chase Commercial Mortgage Securities Trust (13-LC11-XA) (I/O) 1.35%(4)	04/15/46	20,690,105	63,836
JPMorgan Chase Commercial Mortgage Securities Trust (19-OSB-A) 3.40%(1)	06/05/39	585,000	505,859
LMREC, Inc. (19-CRE3-A) 4.46% (1 mo. USD LIBOR + 1.400%)(1),(2)	12/22/35	563,306	555,874
Manhattan West Mortgage Trust (20-1MW-A) 2.13%(1)	09/10/39	695,000	591,648
Med Trust (21-MDLN-G) 8.07% (1 mo. USD LIBOR + 5.250%)(1),(2)	11/15/38	670,000	620,282
MFT Mortgage Trust (20-B6-C) 3.39%(1),(4)	08/10/40	220,000	161,904
MFT Trust (20-ABC-C) 3.59%(1),(4)	02/10/42	175,000	132,669
MFT Trust (20-ABC-D) 3.59%(1),(4)	02/10/42	730,000	545,874

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2022 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Morgan Stanley Bank of America Merrill Lynch Trust (15-C22-XA) (I/O) 1.14%(4)	04/15/48	$8,294,402	$144,830
Morgan Stanley Bank of America Merrill Lynch Trust (15-C24-XA) (I/O) 0.84%(4)	05/15/48	9,311,408	145,805
Morgan Stanley Bank of America Merrill Lynch Trust (16-C31-XA) (I/O) 1.42%(4)	11/15/49	6,550,822	254,300
Natixis Commercial Mortgage Securities Trust (19-FAME-D) 4.54%(1),(4)	08/15/36	835,000	735,393
SFAVE Commercial Mortgage Securities Trust (15-5AVE-A2A) 3.66%(1),(4)	01/05/43	805,000	590,151
SFAVE Commercial Mortgage Securities Trust (15-5AVE-D) 4.53%(1),(4)	01/05/43	880,000	510,505
SMRT Commercial Mortgage Trust (22-MINI-E) 5.55% (SOFR + 2.700%)(1),(2)	01/15/39	1,005,000	926,047
UBS Commercial Mortgage Trust (17-C5-XA) (I/O) 1.19%(4)	11/15/50	5,768,270	225,815
WFRBS Commercial Mortgage Trust (13-C14-XA) (I/O) 0.78%(4)	06/15/46	6,774,954	12,375
WFRBS Commercial Mortgage Trust (13-C16-XA) (I/O) 0.74%(4)	09/15/46	10,449,035	36,930
WFRBS Commercial Mortgage Trust (14-C24-XA) (I/O) 0.99%(4)	11/15/47	5,151,185	69,323

Total Commercial Mortgage-backed Securities—Non-Agency (Cost: $22,704,069)			15,361,847

Residential Mortgage-backed Securities—Agency—11.7%
Fannie Mae (07-42-SE) (I/O) (I/F) 3.03% (-1 mo. USD LIBOR + 6.110%)(2)	05/25/37	43,877	3,454
Fannie Mae (07-48-SD) (I/O) (I/F) 3.02% (-1 mo. USD LIBOR + 6.100%)(2)	05/25/37	877,470	65,425
Fannie Mae (09-69-CS) (I/O) (I/F) 3.67% (-1 mo. USD LIBOR + 6.750%)(2)	09/25/39	147,287	10,114
Freddie Mac (1673-SD) (I/F) (PAC) 13.21% (-2.15 x T10Y + 19.391%)(2)	02/15/24	9,343	9,645
Freddie Mac (1760-ZD) 2.37% (1 x T10Y - 0.500%)(2)	02/15/24	20,175	20,055
Freddie Mac (2990-JK) (I/F) 10.73% (-1 mo. USD LIBOR + 22.004%)(2)	03/15/35	25,101	24,100
Freddie Mac (3122-SG) (I/O) (I/F) (TAC) (PAC) 2.81% (-1 mo. USD LIBOR + 5.630%)(2)	03/15/36	1,371,248	113,649
Freddie Mac (3239-SI) (I/O) (I/F) (PAC) 3.83% (-1 mo. USD LIBOR + 6.650%)(2)	11/15/36	320,012	37,597
Freddie Mac (3323-SA) (I/O) (I/F) 3.29% (-1 mo. USD LIBOR + 6.110%)(2)	05/15/37	65,711	3,736
Freddie Mac (3459-JS) (I/O) (I/F) 3.43% (-1 mo. USD LIBOR + 6.250%)(2)	06/15/38	86,019	8,638
Freddie Mac (4030-HS) (I/O) (I/F) 3.79% (-1 mo. USD LIBOR + 6.610%)(2)	04/15/42	576,774	61,416
Ginnie Mae (06-35-SA) (I/O) (I/F) 3.59% (-1 mo. USD LIBOR + 6.600%)(2)	07/20/36	921,563	95,335
Ginnie Mae (06-61-SA) (I/O) (I/F) (TAC) 1.74% (-1 mo. USD LIBOR + 4.750%)(2)	11/20/36	1,369,057	41,135
Ginnie Mae (08-58-TS) (I/O) (I/F) (TAC) 3.39% (-1 mo. USD LIBOR + 6.400%)(2)	05/20/38	582,782	14,904
Ginnie Mae (16-153-IO) (I/O) 3.50%	11/20/46	1,519,324	257,929
Uniform Mortgage-Backed Securities TBA, 30-Year
2.00%(7)	10/15/52	3,575,000	2,890,698
2.00%(7)	11/14/52	10,050,000	8,125,324
2.50%(7)	11/10/51	10,375,000	8,705,210
2.50%(7)	10/15/52	5,675,000	4,762,523
4.50%(7)	10/15/52	2,550,000	2,426,946

Total Residential Mortgage-backed Securities—Agency (Cost: $28,601,406)			27,677,833

Residential Mortgage-backed Securities—Non-Agency—30.3%
ACE Securities Corp. (04-IN1-A1) 3.72% (1 mo. USD LIBOR + 0.640%)(2)	05/25/34	329,826	316,443
ACE Securities Corp. (07-ASP1-A2C) 3.60% (1 mo. USD LIBOR + 0.260%)(2)	03/25/37	1,205,197	591,742
Adjustable Rate Mortgage Trust (05-4-6A22) 3.41%(4),(3)	08/25/35	353,578	324,679
Adjustable Rate Mortgage Trust (06-1-2A1) 3.73%(4),(3)	03/25/36	338,739	210,507
Ajax Mortgage Loan Trust (19-F-A2) 3.50%(1)	07/25/59	1,300,000	1,164,686
Alternative Loan Trust (05-46CB-A20) (TAC) 5.50%(3)	10/25/35	582,121	429,110
Alternative Loan Trust (06-8T1-1A2) (I/O) 2.42% (-1 mo. USD LIBOR + 5.500%)(2),(8)	04/25/36	4,728,278	506,805
Asset-Backed Funding Certificates (07-NC1-A2) 3.38% (1 mo. USD LIBOR + 0.300%)(1),(2)	05/25/37	877,003	798,042
Asset-Backed Securities Corp. Home Equity (06-HE3-A5) 2.90% (1 mo. USD LIBOR + 0.540%)(2)	03/25/36	1,022,855	987,598
Asset-Backed Securities Corp. Home Equity (07-HE1-A1B) 3.23% (1 mo. USD LIBOR + 0.150%)(2),(3)	12/25/36	329,584	316,446
Banc of America Alternative Loan Trust (05-10-1CB1) 3.48% (1 mo. USD LIBOR + 0.400%)(2),(3)	11/25/35	338,126	290,518
Banc of America Funding Corp. (15-R3-6A2) 2.78%(1),(4)	05/27/36	1,142,391	1,071,469
Banc of America Funding Trust (06-3-4A14) 6.00%	03/25/36	158,867	136,288
Banc of America Funding Trust (06-3-5A3) 5.50%(3)	03/25/36	114,458	97,281
Banc of America Funding Trust (14-R5-1A1) 5.07% (6 mo. USD LIBOR + 1.500%)(1),(2)	09/26/45	37,364	37,492
Banc of America Funding Trust (15-R4-2A1) 2.65% (1 mo. USD LIBOR + 0.205%)(1),(2)	02/25/37	363,866	352,868
BCMSC Trust (00-A-A4) 8.29%(4)	06/15/30	3,316,690	552,449
Bear Stearns Adjustable Rate Mortgage Trust (03-7-9A) 3.08%(4)	10/25/33	240,504	226,398

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2022 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Bear Stearns Adjustable Rate Mortgage Trust (05-9-A1) 5.23% (U.S. 1-year Treasury Constant Maturity Rate + 2.300%)(2)	10/25/35	$120,801	$116,345
Bear Stearns Adjustable Rate Mortgage Trust (07-4-22A1) 3.70%(4),(3)	06/25/47	561,414	518,732
Bear Stearns ALT-A Trust (05-3-4A3) 2.96%(4)	04/25/35	264,584	261,272
Bear Stearns Asset-Backed Securities Trust (05-AC6-1A3) 5.50%(4)	09/25/35	351,817	306,718
Bear Stearns Asset-Backed Securities Trust (06-IM1-A1) 3.54% (1 mo. USD LIBOR + 0.460%)(2)	04/25/36	147,906	232,808
Bear Stearns Mortgage Funding Trust (07-AR3-1X) (I/O) 0.50%(8)	03/25/37	26,792,885	670,641
C-BASS Mortgage Loan Trust (07-CB2-A2B) 3.54%	02/25/37	828,708	558,083
C-BASS Mortgage Loan Trust (07-CB2-A2C) 3.54%	02/25/37	814,215	507,107
Carrington Mortgage Loan Trust (06-NC4-A4) 3.32% (1 mo. USD LIBOR + 0.240%)(2)	10/25/36	1,250,000	988,180
Carrington Mortgage Loan Trust (07-RFC1-A3) 3.22% (1 mo. USD LIBOR + 0.140%)(2)	12/25/36	1,227,919	1,160,542
CHL Mortgage Pass-Through Trust (04-HYB4-B1) 3.86%(4)	09/20/34	460,338	227,992
CHL Mortgage Pass-Through Trust (06-14-X) (I/O) 0.14%(4),(8)	09/25/36	8,256,416	33,894
CHL Mortgage Pass-Through Trust (06-HYB2-1A1) 3.28%(4)	04/20/36	715,891	488,548
CIM Trust (19-R1-A) 3.25%(1),(4)	10/25/58	759,842	710,396
CIM Trust (21-NR2-A1) 2.57%(1)	07/25/59	1,234,994	1,169,312
CIM Trust (21-NR3-A1) 2.57%(1)	06/25/57	353,790	332,047
CIM Trust (21-NR4-A1) 2.82%(1)	10/25/61	1,257,524	1,164,730
CIM Trust (21-R3-A1A) 1.95%(1),(4)	06/25/57	918,329	823,269
CIM Trust (21-R4-A1A) 2.00%(1),(4)	05/01/61	931,732	826,663
CIM Trust (21-R5-A1B) 2.00%(1),(4)	08/25/61	1,096,000	715,462
Citigroup Mortgage Loan Trust, Inc. (05-11-A2A) 5.41% (U.S. 1-year Treasury Constant Maturity Rate + 2.400%)(2)	10/25/35	197,268	194,012
Citigroup Mortgage Loan Trust, Inc. (05-8-1A1A) 3.69%(4),(3)	10/25/35	384,841	320,116
Citigroup Mortgage Loan Trust, Inc. (14-10-2A2) 2.69% (1 mo. USD LIBOR + 0.250%)(1),(2)	07/25/37	462,300	460,084
CitiMortgage Alternative Loan Trust (06-A3-1A7) 6.00%(3)	07/25/36	628,171	532,211
CitiMortgage Alternative Loan Trust (06-A5-1A8) 6.00%(3)	10/25/36	549,519	482,986
Connecticut Avenue Securities Trust (19-R06-2B1) 6.83% (1 mo. USD LIBOR + 3.750%)(1),(2)	09/25/39	750,000	714,047
Connecticut Avenue Securities Trust (19-R07-1B1) 6.48% (1 mo. USD LIBOR + 3.400%)(1),(2)	10/25/39	1,000,000	961,953
Connecticut Avenue Securities Trust (21-R03-1B2) 7.78% (SOFR30A + 5.500%)(1),(2)	12/25/41	700,000	614,288
Conseco Finance Securitizations Corp. (99-6-A1) 7.36%(1),(4)	06/01/30	1,299,067	526,474
Conseco Financial Corp. (96-6-M1) 7.95%(4)	09/15/27	48,286	48,167
Countrywide Asset-Backed Certificates (07-13-2A1) 3.98% (1 mo. USD LIBOR + 0.900%)(2)	10/25/47	442,207	414,613
Credit Suisse First Boston Mortgage Securities Corp. (04-AR5-11A2) 3.82% (1 mo. USD LIBOR + 0.740%)(2)	06/25/34	20,774	20,787
Credit Suisse First Boston Mortgage Securities Corp. (05-12-1A1) 6.50%	01/25/36	951,732	262,816
Credit Suisse Mortgage Capital Certificates (06-6-1A8) 6.00%(3)	07/25/36	487,969	270,917
Credit-Based Asset Servicing and Securitization LLC (03-CB3-AF1) 3.38%	12/25/32	337,418	310,303
Credit-Based Asset Servicing and Securitization LLC (06-CB2-AF2) 3.02%	12/25/36	1,944,701	1,425,980
Credit-Based Asset Servicing and Securitization LLC (07-CB3-A3) 3.27%	03/25/37	1,190,103	486,350
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AR6-A6) 3.46% (1 mo. USD LIBOR + 0.380%)(2)	02/25/37	327,615	289,177
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust (06-AB2-A2) 4.84%(4),(3)	06/25/36	970,605	832,505
DSLA Mortgage Loan Trust (06-AR2-2A1A) 3.19% (1 mo. USD LIBOR + 0.200%)(2)	10/19/36	354,795	251,294
Federal Home Loan Mortgage Corp. (21-DNA2-M2) 4.58% (SOFR30A + 2.300%)(1),(2)	08/25/33	525,000	515,213
Federal Home Loan Mortgage Corp. (21-HQA2-M2) 4.33% (SOFR30A + 2.05%)(1),(2)	12/25/33	900,000	800,551
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF11-2A3) 3.38% (1 mo. USD LIBOR + 0.300%)(2)	08/25/36	653,001	617,408
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF13-A2C) 3.40% (1 mo. USD LIBOR + 0.320%)(2)	10/25/36	622,956	441,480
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2D) 3.29% (1 mo. USD LIBOR + 0.210%)(2)	12/25/37	556,139	504,630
First Horizon Alternative Mortgage Securities Trust (05-AA10-2A1) 2.77%(4),(3)	12/25/35	228,050	190,307
Greenpoint Manufactured Housing (00-1-A4) 8.14%(4)	03/20/30	491,851	373,170
GSAA Home Equity Trust (06-13-AF6) 6.54%	07/25/36	1,170,841	393,136
GSAMP Trust (07-NC1-A2C) 3.23% (1 mo. USD LIBOR + 0.1500%)(2)	12/25/46	2,385,335	1,205,200

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2022 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
GSC Capital Corp. Mortgage Trust (06-2-A1) 3.44% (1 mo. USD LIBOR + 0.360%)(2)	05/25/36	$205,126	$193,390
GSR Mortgage Loan Trust (05-AR3-6A1) 3.03%(4)	05/25/35	146,765	116,973
HSI Asset Loan Obligation Trust (07-2-2A12) 6.00%	09/25/37	352,776	274,095
Indymac INDX Mortgage Loan Trust (04-AR6-5A1) 3.68%(4)	10/25/34	282,490	272,538
Indymac INDX Mortgage Loan Trust (05-AR19-A1) 3.05%(4)	10/25/35	407,989	337,370
Indymac INDX Mortgage Loan Trust (06-AR13-A4X) (I/O) 0.57%(4),(8)	07/25/36	353,898	27
Indymac INDX Mortgage Loan Trust (06-AR9-1A1) 3.18%(4),(3)	06/25/36	457,209	292,567
Indymac INDX Mortgage Loan Trust (07-AR5-2A1) 3.00%(4)	05/25/37	658,278	545,177
Indymac INDX Mortgage Loan Trust (07-FLX2-A1C) 3.27% (1 mo. USD LIBOR + 0.190%)(2)	04/25/37	1,501,186	1,228,176
JPMorgan Alternative Loan Trust (06-A2-5A1) 3.41%(4),(3)	05/25/36	370,641	223,920
JPMorgan Mortgage Acquisition Trust (06-WF1-A5) 6.91%	07/25/36	1,963,244	660,204
JPMorgan Mortgage Trust (04-A6-5A1) 2.66%(4)	12/25/34	186,665	175,285
JPMorgan Mortgage Trust (07-S2-1A1) 5.00%	06/25/37	146,356	70,872
JPMorgan Resecuritization Trust (15-4-1A5) 2.82% (1 mo. USD LIBOR + 0.190%)(1),(2)	06/26/47	1,343,444	1,324,545
JPMorgan Resecuritization Trust (15-4-2A2) 3.65%(1),(4)	06/26/47	3,083,612	1,476,425
Lehman Mortgage Trust (06-7-2A5) (I/O) (I/F) 3.47% (-1 mo. USD LIBOR + 6.550%)(2),(8)	11/25/36	2,888,424	349,993
Lehman XS Trust (06-10N-1A3A) 3.50% (1 mo. USD LIBOR + 0.420%)(2)	07/25/46	438,258	423,864
Lehman XS Trust (06-12N-A31A) 3.48% (1 mo. USD LIBOR + 0.400%)(2)	08/25/46	560,905	544,759
Long Beach Mortgage Loan Trust (04-4-M1) 3.98% (1 mo. USD LIBOR + 0.900%)(2)	10/25/34	455,241	440,240
MASTR Alternative Loan Trust (06-2-2A2) (I/O) (I/F) 4.02% (-1 mo. USD LIBOR + 7.100%)(2),(8)	03/25/36	5,900,337	569,460
MASTR Alternative Loans Trust (07-HF1-4A1) 7.00%	10/25/47	1,060,940	533,360
MASTR Asset-Backed Securities Trust (07-HE1-A4) 3.36% (1 mo. USD LIBOR + 0.280%)(2)	05/25/37	2,000,000	1,612,099
Merrill Lynch Alternative Note Asset Trust (07-OAR2-A2) 3.50% (1 mo. USD LIBOR + 0.420%)(2)	04/25/37	664,193	562,519
Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2B) 3.21% (1 mo. USD LIBOR + 0.130%)(2)	06/25/37	482,183	298,196
Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2C) 3.26% (1 mo. USD LIBOR + 0.180%)(2)	06/25/37	984,606	611,086
Merrill Lynch Mortgage Investors Trust (06-RM2-A1A) 3.45% (1 mo. USD LIBOR + 0.3700%)(2)	05/25/37	4,010,163	1,178,237
Merrill Lynch Mortgage-Backed Securities Trust (07-2-1A1) 5.88% (1-year Treasury Constant Maturity Rate + 2.400%)(2),(3)	08/25/36	119,791	107,912
Morgan Stanley Mortgage Loan Trust (07-15AR-4A1) 3.07%(4),(3)	11/25/37	278,335	257,193
Nomura Asset Acceptance Corp. (06-AR1-1A) 4.24%(4)	02/25/36	122,989	87,842
Oakwood Mortgage Investors, Inc. (00-A-A4) 8.15%(4)	09/15/29	1,728,259	503,977
Oakwood Mortgage Investors, Inc. (00-D-A4) 7.40%(4)	07/15/30	683,634	194,191
Oakwood Mortgage Investors, Inc. (01-C-A3) 6.61%(4)	06/15/31	1,671,028	233,207
Oakwood Mortgage Investors, Inc. (01-D-A3) 5.90%(4)	09/15/22	602,907	331,403
Oakwood Mortgage Investors, Inc. (01-D-A4) 6.93%(4)	09/15/31	349,312	210,720
Oakwood Mortgage Investors, Inc. (02-A-A3) 6.03%(4)	05/15/24	38,385	38,659
Oakwood Mortgage Investors, Inc. (99-B-A4) 6.99%	12/15/26	21,982	21,946
Oakwood Mortgage Investors, Inc. (99-E-A1) 7.61%(4)	03/15/30	624,950	413,167
PRET LLC (22-RN2-A2) 6.50%(1)	06/25/52	1,255,000	1,175,684
Pretium Mortgage Credit Partners LLC (22-RN3-A2) 6.50%(1),(4)	08/25/52	1,125,000	1,052,325
PRPM LLC (21-1-A2) 6.29%(1)	02/25/27	1,000,000	929,804
PRPM LLC (21-10-A1) 2.49%(1)	10/25/26	1,004,008	911,176
PRPM LLC (21-11-A1) 2.49%(1)	11/25/26	460,984	427,880
PRPM LLC (21-8-A1) 1.74%(1),(4)	09/25/26	767,004	704,065
PRPM LLC (22-3-A1) 5.56%(1),(4)	06/25/27	1,390,469	1,343,493
PRPM LLC (22-4-A2) 5.00%(1),(4)	08/25/27	1,080,000	979,722
RALI Series Trust (06-QS13-1A2) (I/O) (I/F) 4.08% (-1 mo. USD LIBOR + 7.160%)(2),(8)	09/25/36	2,269,321	208,169
RALI Series Trust (06-QS7-A2) 6.00%(3)	06/25/36	320,426	261,069
RBSSP Resecuritization Trust (12-6-4A2) 2.94% (1 mo. USD LIBOR + 0.330%)(1),(2)	01/26/36	131,379	131,799
Residential Accredit Loans, Inc. (05-QA7-A1) 3.60%(4),(3)	07/25/35	671,385	481,168
Residential Accredit Loans, Inc. (05-QA8-CB21) 4.10%(4),(3)	07/25/35	354,299	210,868
Residential Accredit Loans, Inc. (06-QA10-A2) 3.44% (1 mo. USD LIBOR + 0.360%)(2)	12/25/36	423,568	347,307
Residential Accredit Loans, Inc. (06-QS1-A3) (PAC) 5.75%(3)	01/25/36	250,471	207,310
Residential Accredit Loans, Inc. (06-QS6-1AV) (I/O) 0.77%(4),(8)	06/25/36	2,968,778	64,072
Residential Accredit Loans, Inc. (06-QS8-A3) 6.00%(3)	08/25/36	556,753	439,908
Residential Accredit Loans, Inc. (07-QS2-AV) (I/O) 0.33%(4),(8)	01/25/37	6,905,775	74,714

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2022 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Residential Accredit Loans, Inc. (07-QS3-AV) (I/O) 0.36%(4),(8)	02/25/37	$8,006,442	$93,647
Residential Accredit Loans, Inc. (07-QS6-A62) (TAC) 5.50%(3)	04/25/37	171,027	138,925
Residential Asset Securitization Trust (05-A15-4A1) 6.00%(3)	02/25/36	938,245	327,818
Residential Asset Securitization Trust (07-A5-AX) (I/O) 6.00%(8)	05/25/37	1,436,372	260,175
Residential Funding Mortgage Securities (06-S9-AV) (I/O) 0.35%(4),(8)	09/25/36	17,647,979	193,267
Saxon Asset Securities Trust (07-3-2A4) 3.57% (1 mo. USD LIBOR + 0.490%)(2)	09/25/47	2,926,000	2,486,866
Securitized Asset-Backed Receivables LLC Trust (06-CB1-AF2) 2.88%	01/25/36	1,003,656	817,638
Securitized Asset-Backed Receivables LLC Trust (07-NC2-A2C) 3.30% (1 mo. USD LIBOR + 0.220%)(2)	01/25/37	4,614,000	3,000,409
Structured Adjustable Rate Mortgage Loan Trust (05-20-1A1) 3.51%(4)	10/25/35	131,185	119,976
Structured Adjustable Rate Mortgage Loan Trust (07-9-2A1) 3.50%(4),(3)	10/25/47	232,840	151,424
Structured Asset Mortgage Investments II Trust (06-AR4-5A1) 3.44% (1 mo. USD LIBOR + 0.360%)(2)	06/25/36	693,668	542,000
VOLT XCIX LLC (21-NPL8-A1) 2.12%(1)	04/25/51	1,533,638	1,425,730
WAMU Asset-Backed Certificates (07-HE1-2A3) 3.23% (1 mo. USD LIBOR + 0.150%)(2)	01/25/37	1,636,453	800,883
Wells Fargo Alternative Loan Trust (07-PA2-2A2) (I/O) (I/F) 2.99% (-1 mo. USD LIBOR + 6.070%)(2),(8)	06/25/37	1,579,429	69,591
Wells Fargo Mortgage-Backed Securities Trust (07-AR3-A4) 2.80%(4),(3)	04/25/37	115,615	102,752

Total Residential Mortgage-backed Securities—Non-Agency (Cost: $78,598,467)			71,880,965

Total Mortgage-backed Securities (Cost: $137,840,835)			118,428,768

CORPORATE BONDS—35.8%

Aerospace/Defense—0.3%
Boeing Co. (The) 1.43%	02/04/24	675,000	642,101

Agriculture—0.6%
BAT Capital Corp.
4.54%	08/15/47	135,000	89,745
5.65%	03/16/52	175,000	134,647
Imperial Brands Finance PLC
3.13%(1)	07/26/24	270,000	258,099
6.13%(1)	07/27/27	125,000	123,241
Reynolds American, Inc. 5.85%	08/15/45	975,000	770,211

			1,375,943

Airlines—0.4%
JetBlue Pass-Through Certificates (20-1A) 4.00%	05/15/34	721,476	639,545
US Airways Group, Inc. Pass-Through Certificates (10-1A) (EETC) 6.25%	10/22/24	260,864	258,406

			897,951

Auto Manufacturers—0.1%
General Motors Co. 4.88%	10/02/23	150,000	149,465

Banks—9.9%
Bank of America Corp.
0.98% (SOFR + 0.690%)(2)	04/22/25	395,000	367,279
1.66% (SOFR + 0.910%)(2)	03/11/27	625,000	542,564
1.73% (SOFR + 0.960%)(2)	07/22/27	55,000	47,208
1.92% (SOFR + 1.37%)(2)	10/24/31	305,000	225,892
2.09% (SOFR + 1.060%)(2)	06/14/29	570,000	463,758
2.30% (SOFR + 1.220%)(2)	07/21/32	490,000	367,500
2.69% (SOFR + 1.320%)(2)	04/22/32	80,000	62,394
2.97% (SOFR + 1.330%)(2)	02/04/33	155,000	121,528
3.00% (3mo. USD LIBOR + 0.79%)(2)	12/20/23	830,000	825,694
3.42% (3mo. USD LIBOR + 1.04%)(2)	12/20/28	395,000	350,515
3.82% (3mo. USD LIBOR + 1.575%)(2)	01/20/28	120,000	110,357
4.38% (U.S. 5-year Treasury Constant Maturity Rate + 2.760%)(2),(9)	12/31/99	140,000	113,644
Citigroup, Inc.
1.46% (SOFR+ 0.770%)(2)	06/09/27	430,000	366,480
2.52% (SOFR + 1.177%)(2)	11/03/32	375,000	285,795
2.67% (SOFR + 1.146%)(2)	01/29/31	140,000	111,840
2.98% (SOFR + 1.422%)(2)	11/05/30	145,000	119,458
3.06% (SOFR + 1.35%)(2)	01/25/33	575,000	453,606
3.07% (SOFR + 1.280%)(2)	02/24/28	135,000	120,423
4.41% (SOFR + 3.914%)(2)	03/31/31	440,000	395,380
Comerica, Inc. 5.63% (U.S. 5-year Treasury Constant Maturity Rate + 5.291%)(2),(9)	12/31/99	395,000	388,368
Credit Suisse Group AG (Switzerland)
1.31% (SOFR + 0.980%)(1),(2)	02/02/27	190,000	154,231
3.09% (SOFR + 1.730%)(1),(2)	05/14/32	500,000	351,845
6.54% (SOFR + 3.920%)(1),(2)	08/12/33	1,170,000	1,053,745

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2022 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
DNB Bank ASA 1.61% (1-year Treasury Constant Maturity Rate + 0.680%)(1),(2)	03/30/28	$430,000	$358,544
Goldman Sachs Group, Inc. (The)
0.93% (SOFR + 0.486%)(2)	10/21/24	285,000	270,617
1.09% (SOFR + 0.789%)(2)	12/09/26	215,000	185,749
1.22%	12/06/23	700,000	671,580
1.43% (SOFR + 0.798%)(2)	03/09/27	705,000	607,188
1.54% (SOFR + 0.818%)(2)	09/10/27	430,000	363,840
2.38% (SOFR + 1.248%)(2)	07/21/32	205,000	154,990
2.65% (SOFR + 1.264%)(2)	10/21/32	640,000	491,297
HSBC Holdings PLC (United Kingdom)
1.59% (SOFR + 1.290%)(2)	05/24/27	285,000	238,507
2.10% (SOFR + 1.929%)(2)	06/04/26	430,000	385,434
2.21% (SOFR + 1.285%)(2)	08/17/29	1,075,000	836,576
2.80% (SOFR + 1.187%)(2)	05/24/32	145,000	106,749
5.40% (SOFR + 2.870%)(2)	08/11/33	200,000	177,196
JPMorgan Chase & Co.
1.58% (SOFR + 0.885%)(2)	04/22/27	425,000	367,982
2.01% (SOFR + 1.585%)(2)	03/13/26	505,000	462,474
2.55% (SOFR + 1.180%)(2)	11/08/32	275,000	209,275
2.58% (SOFR + 1.250%)(2)	04/22/32	430,000	333,426
2.60% (SOFR + 0.915%)(2)	02/24/26	495,000	460,657
2.95% (SOFR + 1.170%)(2)	02/24/28	175,000	155,183
2.96% (SOFR + 1.260%)(2)	01/25/33	145,000	114,325
3.56% (3 mo. USD LIBOR + 0.730%)(2)	04/23/24	385,000	381,146
3.96% (3 mo. USD LIBOR + 1.245%)(2)	01/29/27	195,000	184,181
Lloyds Banking Group PLC (United Kingdom)
1.63% (1-year Treasury Constant Maturity Rate + 0.850%)(2)	05/11/27	395,000	336,339
2.91% (3 mo. USD LIBOR + 0.810%)(2)	11/07/23	130,000	129,689
3.57% (3 mo. USD LIBOR + 1.205%)(2)	11/07/28	200,000	175,636
3.87% (1-year Treasury Constant Maturity Rate + 3.500%)(2)	07/09/25	285,000	274,950
4.98% (1-year Treasury Constant Maturity Rate + 2.300%)(2)	08/11/33	300,000	263,085
Macquarie Group, Ltd. (Australia)
2.69% (SOFR + 1.440%)(1),(2)	06/23/32	160,000	121,714
2.87% (SOFR + 1.532%)(1),(2)	01/14/33	555,000	417,935
5.03% (3 mo. USD LIBOR + 1.750%)(1),(2)	01/15/30	215,000	201,607
Morgan Stanley
0.79% (SOFR + 0.509%)(2)	01/22/25	425,000	398,369
1.16% (SOFR + 0.560%)(2)	10/21/25	920,000	838,617
1.93% (SOFR + 1.020%)(2)	04/28/32	510,000	375,653
2.24% (SOFR + 1.178%)(2)	07/21/32	150,000	112,864
2.51% (SOFR + 1.200%)(2)	10/20/32	55,000	42,134
5.30% (SOFR + 2.62%)(2)	04/20/37	170,000	153,403
NatWest Group PLC (United Kingdom) 4.27% (3 mo. USD LIBOR + 1.762%)(2)	03/22/25	530,000	515,361
Santander UK Group Holdings PLC (United Kingdom)
1.09% (SOFR + 0.787%)(2)	03/15/25	565,000	522,224
1.53% (1-year Treasury Constant Maturity Rate + 1.250%)(2)	08/21/26	55,000	47,737
1.67% (SOFR + 0.989%)(2)	06/14/27	55,000	45,659
3.37% (3 mo. USD LIBOR + 1.080%)(2)	01/05/24	275,000	273,308
4.80% (3 mo. USD LIBOR + 1.570%)(2)	11/15/24	475,000	468,608
UBS Group AG (Switzerland) 4.70% (1-year Treasury Constant Maturity Rate + 2.050%)(1),(2)	08/05/27	200,000	189,994
US Bancorp 3.70% (U.S. 5-year Treasury Constant Maturity Rate + 2.541%)(2),(9)	12/31/99	130,000	98,091
Wells Fargo & Co.
2.39% (SOFR+ 2.100%)(2)	06/02/28	1,090,000	936,112
3.35% (SOFR + 1.500%)(2)	03/02/33	1,370,000	1,114,098
3.53% (SOFR + 1.510%)(2)	03/24/28	285,000	258,834
4.90% (SOFR + 2.100%)(2)	07/25/33	345,000	317,361

			23,545,802

Beverages—0.5%
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc.
4.70%	02/01/36	250,000	225,615
4.90%	02/01/46	454,000	395,631
Bacardi, Ltd. 5.30%(1)	05/15/48	205,000	174,919
Constellation Brands, Inc. 4.35%	05/09/27	385,000	370,050

			1,166,215

Biotechnology—0.1%
Grifols Escrow Issuer SA 4.75%(1)	10/15/28	425,000	329,792

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2022 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount		Value
Chemicals—0.2%
ASP Unifrax Holdings, Inc. 5.25%(1)	09/30/28		$280,000	$215,886
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV 4.75%(1)	06/15/27		135,000	121,010
EverArc Escrow Sarl 5.00%(1)	10/30/29		285,000	230,650

				567,546

Commercial Services—0.6%
Adtalem Global Education, Inc. 5.50%(1)	03/01/28		141,000	127,398
Global Payments, Inc.
5.40%	08/15/32		105,000	97,479
5.95%	08/15/52		179,000	157,500
HealthEquity, Inc. 4.50%(1)	10/01/29		285,000	241,121
Hertz Corp. (The)
4.63%(1)	12/01/26		140,000	114,100
5.00%(1)	12/01/29		290,000	217,138
Rent-A-Center, Inc. 6.38%(1)	02/15/29		270,000	211,950
WASH Multifamily Acquisition, Inc. 5.75%(1)	04/15/26		260,000	240,185

				1,406,871

Computers—0.2%
Lenovo Group, Ltd. 6.54%(1)	07/27/32		200,000	185,322
NCR Corp.
5.13%(1)	04/15/29		315,000	236,426
5.25%(1)	10/01/30		80,000	60,524

				482,272

Cosmetics/Personal Care—0.1%
Edgewell Personal Care Co. 5.50%(1)	06/01/28		265,000	237,838

Diversified Financial Services—1.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
3.30%	01/30/32		590,000	445,379
3.88%	01/23/28		130,000	113,112
4.13%	07/03/23		135,000	133,958
Air Lease Corp. 3.63%	12/01/27		120,000	103,342
American Express Co. 3.55% (U.S. 5-year Treasury Constant Maturity Rate + 2.854%)(2),(9)	12/31/99		145,000	111,555
Avolon Holdings Funding, Ltd.
2.53%(1)	11/18/27		406,000	318,174
2.88%(1)	02/15/25		305,000	276,601
3.95%(1)	07/01/24		85,000	80,532
Capital One Financial Corp. 3.27% (SOFR + 1.790%)(2)	03/01/30		375,000	315,011
Charles Schwab Corp. (The)
1.95%	12/01/31		425,000	324,781
5.00% (U.S. 5-year Treasury Constant Maturity Rate + 3.256%)(2),(9)	12/31/99		135,000	121,669
Intercontinental Exchange, Inc. 4.60%	03/15/33		330,000	308,071
Jane Street Group / JSG Finance, Inc. 4.50%(1)	11/15/29		435,000	373,574
Park Aerospace Holdings, Ltd.
4.50%(1)	03/15/23		110,000	109,373
5.50%(1)	02/15/24		132,000	129,312

				3,264,444

Electric—0.9%
Alliant Energy Finance LLC 3.60%(1)	03/01/32		535,000	459,003
Duke Energy Corp.
3.85%	06/15/34	EUR	130,000	112,498
4.50%	08/15/32		360,000	325,843
FirstEnergy Corp. 3.40%	03/01/50		$450,000	295,342
FirstEnergy Transmission LLC 4.35%(1)	01/15/25		750,000	726,631
Pike Corp. 5.50%(1)	09/01/28		300,000	243,384

				2,162,701

Electrical Components & Equipment—0.1%
Energizer Holdings, Inc. 4.38%(1)	03/31/29		265,000	200,075

Engineering & Construction—0.1%
Artera Services LLC 9.03%(1)	12/04/25		$254,000	204,866
Heathrow Funding Ltd. 1.88%(10)	03/14/34	EUR	150,000	104,037

				308,903

Entertainment—1.1%
Caesars Entertainment, Inc.
4.63%(1)	10/15/29		$230,000	176,663
8.13%(1)	07/01/27		150,000	143,611
Churchill Downs, Inc. 4.75%(1)	01/15/28		400,000	346,675
Cinemark USA, Inc. 5.25%(1)	07/15/28		300,000	233,250
Everi Holdings, Inc. 5.00%(1)	07/15/29		275,000	227,507
Live Nation Entertainment, Inc. 4.75%(1)	10/15/27		188,000	163,923
Penn Entertainment, Inc.
4.13%(1)	07/01/29		300,000	233,011
5.63%(1)	01/15/27		165,000	146,212
WarnerMedia Holdings, Inc.
4.28%(1)	03/15/32		5,000	4,120
5.14%(1)	03/15/52		756,000	550,308
5.05%(1)	03/15/42		630,000	472,254

				2,697,534

Environmental Control—0.2%
Waste Pro USA, Inc. 5.50%(1)	02/15/26		425,000	373,853

Food—1.1%
Chobani LLC / Chobani Finance Corp, Inc. 4.63%(1)	11/15/28		267,000	227,449
H-Food Holdings LLC / Hearthside Finance Co., Inc. 8.50%(1)	06/01/26		175,000	111,430
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.
3.75%(1)	12/01/31		650,000	519,909
5.50%(1)	01/15/30		25,000	23,137
6.50%(1)	12/01/52		180,000	159,874

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2022 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Kraft Heinz Foods Co.
4.38%	06/01/46	$210,000	$163,783
5.00%	06/04/42	303,000	263,871
6.38%	07/15/28	210,000	218,088
Pilgrim’s Pride Corp.
4.25%(1)	04/15/31	285,000	229,072
5.88%(1)	09/30/27	250,000	243,340
Post Holdings, Inc. 4.63%(1)	04/15/30	270,000	222,346
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed 4.63%(1)	03/01/29	150,000	122,747

			2,505,046

Gas—0.3%
Southern Co. Gas Capital Corp. 3.88%	11/15/25	640,000	613,116

Health Care-Products—0.2%
DENTSPLY SIRONA, Inc. 3.25%	06/01/30	295,000	228,209
Medline Borrower LP 3.88%(1)	04/01/29	300,000	241,215

			469,424

Health Care-Services—2.0%
Cano Health LLC 6.25%(1)	10/01/28	160,000	151,466
Catalent Pharma Solutions, Inc. 3.50%(1)	04/01/30	450,000	354,506
Centene Corp.
2.45%	07/15/28	635,000	517,404
3.00%	10/15/30	248,000	196,929
4.25%	12/15/27	205,000	187,949
CommonSpirit Health 2.78%	10/01/30	135,000	108,042
Encompass Health Corp. 4.63%	04/01/31	285,000	226,276
HCA, Inc.
3.63%(1)	03/15/32	180,000	146,182
4.13%	06/15/29	208,000	183,512
4.63%(1)	03/15/52	105,000	79,119
5.25%	06/15/49	312,000	254,457
5.25%	06/15/26	250,000	242,130
5.38%	09/01/26	65,000	63,296
5.50%	06/15/47	340,000	290,765
5.63%	09/01/28	100,000	96,100
7.05%	12/01/27	235,000	240,219
Humana, Inc. 4.95%	10/01/44	125,000	111,054
ModivCare Escrow Issuer, Inc. 5.00%(1)	10/01/29	295,000	239,876
ModivCare, Inc. 5.88%(1)	11/15/25	130,000	120,138
Molina Healthcare, Inc.
3.88%(1)	11/15/30	520,000	437,146
3.88%(1)	05/15/32	175,000	143,918
Tenet Healthcare Corp.
4.25%(1)	06/01/29	275,000	228,097
6.13%(1)	06/15/30	260,000	239,387

			4,857,968

Household Products/Wares—0.2%
Spectrum Brands, Inc. 3.88%(1)	03/15/31	520,000	355,176

Housewares—0.1%
Newell Brands, Inc. 4.10%	04/01/23	250,000	250,029

Insurance—1.6%
Acrisure LLC / Acrisure Finance, Inc.
4.25%(1)	02/15/29	280,000	221,239
6.00%(1)	08/01/29	160,000	124,000
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 6.75%(1)	10/15/27	250,000	217,250
Aon Corp. / Aon Global Holdings PLC 3.90%	02/28/52	270,000	200,081
Athene Global Funding
1.61%(1)	06/29/26	285,000	242,646
1.99%(1)	08/19/28	425,000	336,387
3.21%(1)	03/08/27	135,000	119,528
Brown & Brown, Inc. 4.95%	03/17/52	200,000	163,246
Farmers Exchange Capital 7.05%(1)	07/15/28	500,000	515,175
Farmers Insurance Exchange 4.75% (3 mo. USD LIBOR + 3.231%)(1),(2)	11/01/57	5,000	4,132
HUB International, Ltd. 7.00%(1)	05/01/26	125,000	118,906
Nationwide Mutual Insurance Co. 5.58% (3 mo. USD LIBOR + 2.290%)(1),(2)	12/15/24	1,000,000	1,000,126
Teachers Insurance & Annuity Association of America 4.38% (3 mo. USD LIBOR + 2.661%)(1),(2)	09/15/54	675,000	647,232

			3,909,948

Internet—0.4%
Cogent Communications Group, Inc. 7.00%(1)	06/15/27	125,000	118,561
Netflix, Inc. 5.88%	02/15/25	485,000	487,847
NortonLifeLock, Inc. 6.75%(1)	09/30/27	250,000	240,968
Tencent Holdings, Ltd. 3.68%(1)	04/22/41	285,000	205,224

Total Internet (Cost: $1,197,062)			1,052,600

Machinery-Diversified—0.2%
OT Merger Corp. 7.88%(1)	10/15/29	575,000	381,340
Titan Acquisition, Ltd. / Titan Co-Borrower LLC 7.75%(1)	04/15/26	140,000	111,475

Total Machinery-diversified (Cost: $671,018)			492,815

Media—1.3%
Cable One, Inc. 4.00%(1)	11/15/30	415,000	323,700
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50%	05/01/32	275,000	209,800
4.75%(1)	02/01/32	175,000	136,757
Charter Communications Operating LLC / Charter Communications Operating Capital
2.30%	02/01/32	165,000	117,882
4.80%	03/01/50	65,000	47,486
5.25%	04/01/53	355,000	272,759
5.38%	05/01/47	125,000	96,506
5.75%	04/01/48	360,000	291,211

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2022 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
CSC Holdings LLC
5.38%(1)	02/01/28	$25,000	$21,868
6.50%(1)	02/01/29	250,000	221,191
Diamond Sports Group LLC / Diamond Sports Finance Co. 5.38%(1)	08/15/26	522,000	104,557
DirecTV Financing LLC / DirecTV Financing Co-Obligor Inc. 5.88%(1)	08/15/27	225,000	194,555
Gray Escrow II, Inc. 5.38%(1)	11/15/31	140,000	109,907
Scripps Escrow, Inc. 5.88%(1)	07/15/27	265,000	231,875
Sirius XM Radio, Inc. 3.88%(1)	09/01/31	290,000	225,539
Time Warner Cable LLC 5.50%	09/01/41	120,000	94,465
Virgin Media Secured Finance PLC (United Kingdom) 5.50%(1)	05/15/29	200,000	171,709
VZ Secured Financing BV 5.00%(1)	01/15/32	300,000	229,425

			3,101,192

Metal Fabricate & Hardware—0.1%
Advanced Drainage Systems, Inc. 6.38%(1)	06/15/30	125,000	121,404

Miscellaneous Manufacturers—0.8%
General Electric Co. 3.39% (3 mo. USD LIBOR + 0.480%)(2)	08/15/36	2,400,000	1,976,978

Oil & Gas—0.8%
Ecopetrol S.A. 6.88%	04/29/30	200,000	169,000
KazMunayGas National Co. JSC 3.50%(10)	04/14/33	200,000	131,900
Occidental Petroleum Corp. 0.00%(11)	10/10/36	513,000	268,053
Pertamina Persero PT (Indonesia) 3.10%(1)	08/27/30	200,000	164,000
Petroleos Mexicanos
6.35%	02/12/48	34,000	18,277
6.75%	09/21/47	75,000	41,955
6.95%	01/28/60	130,000	71,976
7.69%	01/23/50	486,000	298,409
Petronas Capital, Ltd. 3.50%(1)	04/21/30	200,000	182,710
Sunoco LP / Sunoco Finance Corp.
4.50%	05/15/29	283,000	235,776
4.50%	04/30/30	86,000	70,430
Transocean Poseidon, Ltd. 6.88%(1)	02/01/27	274,750	251,928

			1,904,414

Oil & Gas Services—0.3%
Archrock Partners LP / Archrock Partners Finance Corp. 6.25%(1)	04/01/28	415,000	365,818
Transocean Proteus, Ltd. 6.25%(1)	12/01/24	87,750	82,655
USA Compression Partners LP / USA Compression Finance Corp. 6.88%	04/01/26	162,000	149,295

			597,768

Packaging & Containers—0.7%
Amcor Finance USA, Inc. 3.63%	04/28/26	400,000	373,636
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
5.25%(1)	08/15/27	410,000	262,757
5.25%(1)	08/15/27	50,000	31,393
Ball Corp. 4.00%	11/15/23	90,000	88,470
Berry Global, Inc.
1.57%	01/15/26	335,000	292,917
1.65%	01/15/27	140,000	116,271
4.88% (1)	07/15/26	85,000	80,008
Graphic Packaging International LLC 4.75%(1)	07/15/27	130,000	120,250
Trivium Packaging Finance BV (Netherlands)
5.50%(1)	08/15/26	325,000	291,099
8.50%(1)	08/15/27	75,000	66,506

			1,723,307

Pharmaceuticals—1.6%
AbbVie, Inc. 4.50%	05/14/35	816,000	727,695
Bayer US Finance II LLC
4.38%(1)	12/15/28	590,000	540,429
4.63%(1)	06/25/38	515,000	429,865
4.88%(1)	06/25/48	285,000	233,560
Cigna Corp. 3.88%	10/15/47	170,000	125,074
CVS Health Corp. 5.05%	03/25/48	685,000	603,697
Embecta Corp. 5.00%(1)	02/15/30	400,000	344,020
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 6.00%(1),(12)	06/30/28	32,000	1,840
Option Care Health, Inc. 4.38%(1)	10/31/29	275,000	232,669
Organon & Co. / Organon Foreign Debt Co-Issuer BV 5.13%(1)	04/30/31	275,000	226,188
Prestige Brands, Inc. 3.75%(1)	04/01/31	445,000	346,190

			3,811,227

Pipelines—1.4%
Energy Transfer LP
5.15%	03/15/45	325,000	258,731
5.40%	10/01/47	831,000	677,365
6.63% (3 mo. USD LIBOR + 4.155%)(2),(9)	12/31/99	634,000	465,196
Global Partners LP / GLP Finance Corp. 6.88%	01/15/29	275,000	248,022
NGL Energy Operating LLC / NGL Energy Finance Corp. 7.50%(1)	02/01/26	145,000	129,259
Plains All American Pipeline LP / PAA Finance Corp. 3.80%	09/15/30	500,000	419,797
Rockies Express Pipeline LLC
4.80%(1)	05/15/30	125,000	103,581
4.95%(1)	07/15/29	425,000	365,534
TransMontaigne Partners LP / TLP Finance Corp. 6.13%	02/15/26	265,000	227,900
Venture Global Calcasieu Pass LLC 3.88%(1)	08/15/29	425,000	365,521

			3,260,906

Real Estate—0.0%
China Aoyuan Group Ltd 6.35%(8),(10)	02/08/24	400,000	27,000

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2022 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount		Value
Sunac China Holdings Ltd. 6.50%(8),(10),(12)	01/10/25		$200,000	$28,674
Vonovia SE, 1.50%(10)	06/14/41	EUR	100,000	53,624
Zhenro Properties Group Ltd. 6.63%(8),(10)	01/07/26		$200,000	8,169

Total Real Estate (Cost: $442,777)				117,467

REIT—1.6%
American Assets Trust LP 3.38%	02/01/31		275,000	219,381
CapLand Ascendas Real Estate Investment Trust 0.75%(10)	06/23/28	EUR	115,000	86,916
Digital Intrepid Holding BV 0.63%(10)	07/15/31	EUR	165,000	108,545
GLP Capital LP / GLP Financing II, Inc.
5.30%	01/15/29		$210,000	194,920
5.38%	04/15/26		621,000	594,794
5.75%	06/01/28		345,000	323,813
Healthcare Realty Holdings LP
2.00%	03/15/31		190,000	139,846
2.40%	03/15/30		205,000	157,314
3.10%	02/15/30		115,000	94,670
Hudson Pacific Properties LP
3.95%	11/01/27		275,000	245,883
5.95%	02/15/28		10,000	9,594
Iron Mountain Information Management Services, Inc. 5.00%(1)	07/15/32		420,000	327,600
LXP Industrial Trust 2.70%	09/15/30		275,000	211,969
Piedmont Operating Partnership LP 3.40%	06/01/23		425,000	420,570
VICI Properties LP
4.95%	02/15/30		15,000	13,612
5.13%	05/15/32		250,000	222,142
5.63%	05/15/52		134,000	111,087
VICI Properties LP / VICI Note Co., Inc.
3.75%(1)	02/15/27		25,000	22,000
3.88%(1)	02/15/29		150,000	126,151
4.50%(1)	09/01/26		80,000	73,608
4.50%(1)	01/15/28		40,000	35,542
4.63%(1)	06/15/25		20,000	18,854
5.75%(1)	02/01/27		95,000	89,625

				3,848,436

Retail—0.6%
Asbury Automotive Group, Inc. 5.00%(1)	02/15/32		100,000	77,581
Bloomin’ Brands, Inc. / OSI Restaurant Partners LLC 5.13%(1)	04/15/29		285,000	237,975
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. 6.75%(1)	01/15/30		450,000	343,125
FirstCash, Inc. 5.63%(1)	01/01/30		280,000	239,733
Michaels Cos, Inc. (The) 7.88%(1)	05/01/29		590,000	341,524
Papa John’s International, Inc. 3.88%(1)	09/15/29		285,000	229,089

				1,469,027

Savings & Loans—0.4%
Nationwide Building Society (United Kingdom)
2.97% (SOFR + 1.290%)(1),(2)	02/16/28		250,000	215,413
3.77% (3 mo. USD LIBOR + 1.064%)(1),(2)	03/08/24		$520,000	$514,291
4.36% (3 mo. USD LIBOR + 1.392%)(1),(2)	08/01/24		150,000	147,896

Total Savings & Loans (Cost: $938,715)				877,600

Semiconductors—0.1%
Broadcom, Inc. 4.30%	11/15/32		150,000	126,711

Software—0.2%
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%(1)	03/01/25		22,000	21,931
Oracle Corp.
2.88%	03/25/31		60,000	47,302
3.80%	11/15/37		80,000	58,249
3.95%	03/25/51		545,000	362,267

				489,749

Telecommunications—3.0%
AT&T, Inc.
3.80%	12/01/57		488,000	326,702
4.75%	05/15/46		530,000	445,819
4.85%	03/01/39		348,000	302,148
5.25%	03/01/37		705,000	653,168
Frontier Communications Holdings LLC 5.00%(1)	05/01/28		350,000	300,615
Global Switch Finance BV 1.38%(10)	10/07/30	EUR	315,000	256,047
Intelsat Jackson Holding S. A. (Escrow)
8.50%(1),(8)	10/15/24		$535,000	—
9.75%(1),(8)	07/15/25		621,000	—
Intelsat Jackson Holdings S. A. 6.50%(1),(6)	03/15/30		397,000	337,922
Level 3 Financing, Inc.
3.40%(1)	03/01/27		75,000	62,837
3.88%(1)	11/15/29		400,000	315,940
4.63%(1)	09/15/27		176,000	146,087
Lumen Technologies, Inc. 5.38%(1)	06/15/29		425,000	316,828
Qwest Corp. 7.25%	09/15/25		250,000	256,250
SES GLOBAL Americas Holdings, Inc. 5.30%(1)	03/25/44		675,000	518,910
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.74%(1)	03/20/25		1,090,625	1,075,584
T-Mobile USA, Inc.
2.25%	02/15/26		75,000	67,223
2.55%	02/15/31		140,000	111,045
2.63%	04/15/26		489,000	442,682
3.88%	04/15/30		235,000	208,592
4.38%	04/15/40		350,000	285,880
4.75%	02/01/28		186,000	175,592
Vmed O2 UK Financing I PLC 4.25%(1)	01/31/31		260,000	197,600
Vodafone Group PLC (United Kingdom) 4.88%	06/19/49		529,000	417,298

				7,220,769

Total Corporate Bonds (Cost: $99,006,467)				84,962,383

MUNICIPAL BONDS—0.7%
Alabama Economic Settlement Authority, Revenue Bond 4.26%	09/15/32		705,000	666,046

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2022 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Metropolitan Transportation Authority, Revenue Bonds 5.18%	11/15/49	$55,000	$49,837
New York State Dormitory Authority, Revenue Bond 5.29%	03/15/33	1,000,000	1,009,564

Total Municipal Bonds (Cost: $1,943,650)			1,725,447

FOREIGN GOVERNMENT BONDS—1.6%
Abu Dhabi Government International Bond 2.50%(10)	09/30/29	200,000	174,800
Airport Authority Hong Kong 3.25%(1)	01/12/52	200,000	145,432
Brazilian Government International Bond 3.88%	06/12/30	200,000	165,900
Chile Government International Bond 2.55%	01/27/32	350,000	274,888
Colombia Government International Bond 3.00%	01/30/30	50,000	36,025
Dominican Republic International Bond 4.50%(1)	01/30/30	200,000	157,702
Egypt Government International Bond 5.25%(10)	10/06/25	200,000	156,250
Guatemala Government Bond 3.70%(10)	10/07/33	242,000	176,422
Hungary Government International Bond 2.13%(1)	09/22/31	200,000	138,101
Mexico Government International Bond 2.66%	05/24/31	438,000	337,392
Oman Government International Bond 5.63%(10)	01/17/28	200,000	186,720
Panama Government International Bond
2.25%	09/29/32	200,000	140,522
3.16%	01/23/30	250,000	204,394
Philippine Government International Bond 2.46%	05/05/30	200,000	168,000
Qatar Government International Bond 4.50%(10)	04/23/28	350,000	346,179
Saudi Government International Bond
3.25%(10)	10/26/26	200,000	190,160
3.63%(10)	03/04/28	300,000	284,242
South Africa Government Bond 4.88%	04/14/26	350,000	327,215
Uruguay Government International Bond 4.38%	01/23/31	200,000	192,300

Total Foreign Government Bonds (Cost: $4,433,689)			3,802,644

Total Fixed Income Securities (Cost: $286,721,827)			249,906,336

COMMON STOCK—6.3%

Security		Shares
Agriculture—0.4%
Altria Group, Inc.		12,670	511,615
British American Tobacco PLC (SP ADR) (United Kingdom)		15,706	557,563

Total Agriculture (Cost: $1,140,228)			1,069,178

Banks—1.2%
Bank of America Corp.		28,443	858,979
Comerica, Inc.		2,317	164,739
JPMorgan Chase & Co.		9,423	984,703
Wells Fargo & Co.		19,525	785,295

			2,793,716

Media—0.0%
Warner Bros Discovery, Inc.(13)		10,003	115,034

Oil & Gas—1.2%
BP PLC (SP ADR) (United Kingdom)		20,274	578,823
Chevron Corp.		84	12,068
Exxon Mobil Corp.		80	6,985
Shell PLC (ADR) (United Kingdom)		12,146	604,385
Sunoco LP		26,257	1,023,235
TotalEnergies SE (SP ADR) (France)		11,488	534,422

			2,759,918

Oil & Gas Services—0.6%
USA Compression Partners LP		79,823	1,388,920

Pipelines—0.9%
Energy Transfer LP		103,400	1,140,502
Enterprise Products Partners LP		38,393	912,985

Total Pipelines (Cost: $1,614,723)			2,053,487

REIT—1.3%
AGNC Investment Corp.		144,641	1,217,877
Annaly Capital Management, Inc.		41,442	711,140
Gaming and Leisure Properties, Inc.		7,500	331,800
Redwood Trust, Inc.		61,963	355,668
Rithm Capital Corp.		55,339	405,082
			3,021,567

Telecommunications—0.7%
AT&T, Inc.		54,617	837,825
Intelsat S.A.(8),(13)		11,069	304,398
Verizon Communications, Inc.		15,224	578,055
			1,720,278

Total Common Stock (Cost: $15,833,924)			14,922,098

RIGHTS—0.0%
Telecommunications —0.0%
Intelsat S.A. Expires 12/05/25 (8),(13)		1,158	—
Intelsat S.A. Expires 12/05/25 (8),(13)		1,158	—

Total Rights (Cost: $—)			—

MONEY MARKET INVESTMENTS—0.9%
State Street Institutional U.S. Government Money Market Fund—Premier Class, 2.94%(14)		2,093,123	2,093,123

Total Money Market Investments (Cost: $2,093,123)			2,093,123

Total Investments (112.6%) (Cost: $304,648,874)			266,921,557
Liabilities In Excess Of Other Assets (-12.6%)			(29,822,079)

Net Assets (100.0%)			$237,099,478

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2022 (Unaudited) (Cont’d)

FUTURES CONTRACTS

Number of Contracts	Type	Expiration Date	Notional Contract Value	Market Value	Net Unrealized Appreciation (Depreciation)
Long Futures
131	2-Year U.S Treasury Note Futures	12/30/22	$27,350,581	$26,906,172	$(444,409)
172	5-Year U.S Treasury Note Futures	12/30/22	19,151,054	18,491,344	(659,710)

			$46,501,635	$45,397,516	$(1,104,119)

Short Futures
320	10-Year U.S. Treasury Note Futures	12/20/22	$(40,359,866)	$(37,915,000)	$2,444,866
2	Euro-Bund Future	12/8/22	(283,938)	(271,343)	12,595
78	U.S. Ultra Long Bond Futures	12/20/22	(11,675,897)	(10,686,000)	989,897

			$(52,319,701)	$(48,872,343)	$3,447,358

FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (15)
Citibank N.A.	EUR	83,000	10/07/22	$81,445	$81,328	$(117)

				$81,445	$81,328	$(117)

SELL (16)
Citibank N.A.	EUR	652,000	10/07/22	$685,379	$638,862	$46,517
Goldman Sachs & Co.	EUR	190,000	10/07/22	194,333	186,171	8,162

				$879,712	$825,033	$54,679

CENTRALLY CLEARED—INTEREST RATE SWAP AGREEMENTS

Notional Amount	Expiration Date	Payment Made by Fund Frequency	Payment Made by Fund	Payment Received by Fund Frequency	Payment Received by Fund	Unrealized Appreciation (Depreciation)	Premium Paid	Value
$3,190,000(17)	07/24/25	Quarterly	3-Month USD LIBOR	Semi-Annual	1.073%	$(188,084)	$—	$(188,084)
4,725,000(17)	07/24/25	Quarterly	3-Month USD LIBOR	Semi-Annual	1.034%	(281,974)	$—	(281,974)
6,380,000(17)	07/24/25	Quarterly	3-Month USD LIBOR	Semi-Annual	1.026%	(381,678)	$—	(381,678)
7,515,000(17)	09/28/25	Quarterly	3-Month USD LIBOR	Semi-Annual	1.390%	(385,565)	$—	(385,565)
265,000(17)	07/24/53	Semi-Annual	1.808%	Quarterly	3-Month USD LIBOR	72,244	$—	72,244
400,000(17)	07/24/53	Semi-Annual	1.785%	Quarterly	3-Month USD LIBOR	110,702	$—	110,702
530,000(17)	07/24/53	Semi-Annual	1.773%	Quarterly	3-Month USD LIBOR	147,898	$—	147,898
640,000(17)	09/28/53	Semi-Annual	1.870%	Quarterly	3-Month USD LIBOR	164,063	$—	164,063

						$(742,394)	$—	$(742,394)

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS September 30, 2022 (Unaudited) (Cont’d)

WRITTEN OPTIONS — EXCHANGE TRADED

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
Call
BP PLC	$34.00	10/21/22	(202)	$(576,710)	$(1,313)	$(32,617)	$31,304
Comerica, Inc.	90.00	1/20/23	(23)	(163,530)	(1,783)	(9,119)	7,336
Gaming and Leisure Properties, Inc.	55.00	1/20/23	(75)	(331,800)	(1,875)	(10,985)	9,110
JPMorgan Chase & Co.	170.00	10/21/22	(36)	(376,200)	(36)	(6,575)	6,539
Shell PLC	65.00	1/20/23	(120)	(597,120)	(4,800)	(8,816)	4,016
TotalEnergies SE	65.00	1/20/23	(114)	(530,328)	(3,420)	(8,375)	4,955
Wells Fargo & Co.	62.50	10/21/22	(98)	(394,156)	(294)	(12,394)	12,100

					$(13,521)	$(88,881)	$75,360

Notes to the Schedule of Investments:
ACES	Alternative Credit Enhancement Securities.
CLO	Collateralized Loan Obligation.
EETC	Enhanced Equipment Trust Certificate.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
PAC	Planned Amortization Class.
SOFR	Secured Overnight Financing Rate.
TAC	Target Amortization Class.
TBA	To Be Announced.
EUR	Euro Currency.
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At September 30, 2022, the value of these securities amounted to $110,701,908 or 46.7% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at September 30, 2022.
(3)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(4)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(5)	This security is a residual or equity position that does not have a stated interest rate. This residual or equity position is entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debtholders and fund expenses.
(6)	Restricted security (Note 3).
(7)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(8)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(9)	Perpetual maturity.
(10)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At September 30, 2022, the value of these securities amounted to $2,319,685 or 1.0% of net assets.
(11)	Security is not accruing interest.
(12)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(13)	Non-income producing security.
(14)	Rate disclosed is the 7-day net yield as of September 30, 2022.
(15)	Fund buys foreign currency, sells U.S. Dollar.
(16)	Fund sells foreign currency, buys U.S. Dollar.
(17)	This instrument has a forward starting effective date.

TCW Strategic Income Fund, Inc.

Investments by Sector (Unaudited)	September 30, 2022

Sector	Percentage of Net Assets
Corporate Bonds	35.8%
Residential Mortgage-Backed Securities—Non-Agency	30.3
Asset-Backed Securities	17.3
Residential Mortgage-Backed Securities—Agency	11.7
Common Stock	6.3
Commercial Mortgage-Backed Securities—Non-Agency	6.5
Foreign Government Bonds	1.6
Commercial Mortgage-Backed Securities—Agency	1.5
Money Market Investments	0.9
Municipal Bonds	0.7
Rights	0.0	*
Other	(12.6	)**

Total	100.0%

*	Value rounds to less than 0.1% of net assets.
**	Includes cash, futures, written options, foreign currency exchange contracts, swap agreements, pending trades, interest receivable, and accrued expenses payable.

TCW Strategic Income Fund, Inc.

Fair Valuation Summary (Unaudited)	September 30, 2022

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$40,987,094	$—	$40,987,094
Mortgage-Backed Securities
Commercial Mortgage-Backed Securities—Agency	—	3,508,123	—	3,508,123
Commercial Mortgage-Backed Securities—Non-Agency	—	15,361,847	—	15,361,847
Residential Mortgage-Backed Securities—Agency	—	27,677,833	—	27,677,833
Residential Mortgage-Backed Securities—Non-Agency	—	68,786,510	3,094,455	71,880,965

Total Mortgage-Backed Securities	—	115,334,313	3,094,455	118,428,768

Corporate Bonds*	—	84,898,540	63,843	84,962,383
Municipal Bonds	—	1,725,447	—	1,725,447
Foreign Government Bonds	—	3,802,644	—	3,802,644

Total Fixed Income Securities	—	246,748,038	3,158,298	249,906,336

Common Stock*	14,617,700	—	304,398	14,922,098
Rights*	—	—	—	—
Money Market Investments	2,093,123	—	—	2,093,123
Total Investments	$16,710,823	$246,748,038	$3,462,696	$266,921,557

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	54,679	—	54,679
Futures Contracts
Interest Rate Risk	3,447,358	—	—	3,447,358
Swap Agreements
Interest Rate Risk	—	494,907	—	494,907

Total	$20,158,181	$247,297,624	$3,462,696	$270,918,501

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(1,104,119)	$—	$—	$(1,104,119)
Forward Currency Contracts
Foreign Currency Risk	—	(117)	—	(117)
Swap Agreements
Interest Rate Risk	—	(1,237,301)	—	(1,237,301)
Written Options
Equity Risk	(13,521)	—	—	(13,521)

Total	$(1,117,640)	$(1,237,418)	$—	$(2,355,058)

*	See Schedule of Investments for corresponding industries.

Note 1 — Security Valuations

Securities listed or traded on the NYSE and other stock exchanges are valued at the latest sale price on that exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) are valued using official closing prices as reported by NASDAQ, which may not be the last sale price. All other securities for which over-the-counter (“OTC”) market quotations are readily available, including short-term securities, swap agreements and forward currency contracts, are valued with prices furnished by independent pricing services or by broker-dealers.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Directors (the “Board” or the “Board of Directors”) has designated the Advisor as the “valuation designee” with respect to the fair valuation of the Fund’s portfolio securities, subject to oversight by and periodic reporting to the Board. Fair valued securities are those for which market quotations are not readily available, including in circumstances under which it is determined by the Advisor that prices received are not reflective of their market values.

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses investments in its financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical investments.

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”). The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise, they would be categorized as Level 3.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized as Level 3 of the hierarchy.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized as Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized as Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized as Level 2 of the fair value hierarchy.

Foreign currency contracts. The fair values of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized as Level 1.

Government and agency securities. Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized as Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Interest rate swaps. Interest rate swaps are fair valued using pricing models that take into account, among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps are categorized as Level 2; otherwise, the fair values are categorized as Level 3.

Money market funds. Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value (“NAV”), they are categorized as Level 1 of the fair value hierarchy.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wanted lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized as Level 2; otherwise, the fair values are categorized as Level 3.

Options contracts. Option contracts traded on securities exchanges are fair valued using market mid prices; as such, they are categorized as Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at the-money, and out-of-money contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.

Restricted securities. Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized as Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments. Short-term investments are valued using market price quotations, and are categorized as Level 1 or Level 2 of the fair value hierarchy.

The summary of the inputs used as of September 30, 2022 in valuing the Fund’s investments is listed after the Investments by Sector table.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Common Stock	Corporate Bonds	Residential Mortgage-Backed Securities — Non- Agency
Balance as of December 31, 2021	$—	$79,000	$5,110,040
Accrued Discounts (Premiums)	—	(14,629)	(419,217)
Realized Gain (Loss)	(53)	—	(32,999)
Change in Unrealized Appreciation (Depreciation)	(622,178)	(257,242)	(1,492,289)
Purchases	926,629	—	—
Sales	—	—	(71,080)
Transfers in to Level 3 (1)	—	256,714 (1)	—
Transfers out of Level 3 (1)	—	—	—

Balance as of September 30, 2022	$304,398	$63,843	$3,094,455

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2022	$(622,178)	$(257,242)	$(1,498,435)

(1)	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Significant unobservable valuation inputs for Level 3 investments as of September 30, 2022, are as follows:

Description	Fair Value at September 30, 2022	Valuation Techniques	Unobservable Input	Price or Price Range	Weighted Average Price	Input to Valuation If Input Increases
Common Stock	$304,398	Third-party Vendor	Vendor Prices	$27.500	$27.500	Increase
Corporate Bonds	$63,843	Third-party Vendor	Vendor Prices	$4.084 -14.337	$7.980	Increase
Residential Mortgage-Backed Securities— Non-Agency (Interest Only Collateral Strip Rate Securities)	$435,565	Third-party Vendor	Vendor Prices	$0.008 - 4.406	$1.155	Increase
Residential Mortgage-Backed Securities— Non-Agency (Interest Only Securities)	$2,658,890	Third-party Vendor	Vendor Prices	$2.503 -18.113	$5.111	Increase
Rights	$0	Third-party Vendor	Vendor Prices	$0	$0	Increase

Derivative Instruments: Derivatives are financial instruments which are valued based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

For the quarter ended September 30, 2022, the Fund had derivatives and transactions in derivatives, grouped in the following risk categories:

Asset Derivatives

	Equity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Swaps Agreements	$—	$—	$494,907	$494,907
Futures Contracts	—	—	3,447,358	3,447,358
Forward Contracts	—	54,679	—	54,679

Total Value	$—	$54,679	$3,942,265	$3,996,944

Liability Derivatives
Forward Contracts	$—	$(117)	$—	$(117)
Written Options	(13,521)	—	—	(13,521)
Swap Agreements	—	—	(1,237,301)	(1,237,301)
Futures Contracts	—	—	(1,104,119)	(1,104,119)

Total Value	$(13,521)	$(117)	$(2,341,420)	$(2,355,058)

Number of Contracts or Notional Amounts(1)
Forward Contracts	$—	$1,417,031	$—	$1,417,031
Swap Agreements	$—	$—	$29,025,000	$29,025,000
Futures Contracts	—	—	679	679
Written Options	717	—	—	717

(1)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the period ended September 30, 2022.

Mortgage-Backed and Other Asset-Backed Securities: The Fund may invest in MBS, which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Corporation (Fannie Mae). The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal—only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Mortgage-backed and other asset-backed securities held by the Fund at September 30, 2022 are listed in the Fund’s Schedule of Investments.

Repurchase Agreements: The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. The Fund had no repurchase agreements outstanding at September 30, 2022.

When-Issued, Delayed-Delivery, To Be Announced (“TBA”) and Forward Commitment Transactions: The Fund may enter into when-issued, delayed-delivery, TBA or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, TBA or forward commitment transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, TBA or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.

Securities Lending: The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the period ended September 30, 2022.

Derivatives:

Forward Foreign Currency Contracts: The Fund enters into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Outstanding foreign currency forward contracts at September 30, 2022 are disclosed in the Schedule of Investments.

Futures Contracts: The Fund may enter into futures contracts. The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the period ended September 30, 2022, the Fund utilized treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at September 30, 2022 are listed in the Fund’s Schedule of Investments.

Options: The Fund may purchase and sell put and call options on a security or an index of securities to enhance investment performance and/or to protect against changes in market prices. The Fund may also enter into currency options to hedge against or to take advantage of currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. During the period ended September 30, 2022, the Fund entered into written option contracts to gain exposure to the equity market.

Swap Agreements: The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of the Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds (or other obligations of the reference entity with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the period ended September 30, 2022, the Fund entered into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk). Outstanding swap agreements at September 30, 2022 are disclosed in the Schedule of Investments.

Note 2 — Restricted Securities

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities held by the Fund at September 30, 2022 are listed below:

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
GS Mortgage Securities Trust (12-GC6-XB), 1.04%, due 01/10/2045	2/1/2018	$28,084	61	0.00%
Intelsat Jackson Holdings, 6.50%, due 3/15/2030	1/27/2022	$387,706	$337,922	0.14%

		$415,790	$337,983	0.14%